UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report: April 23, 2004

THERAGENICS CORPORATION®

(Exact name of registrant as specified in charter)

Delaware (State of incormporation)	000-15443 (Commission File Number)	58-1528626 (IRS Employer Identification No.)

5203 Bristol Industrial Way

Buford, Georgia 30518

         (Address of principal executive offices / Zip Code)
(770) 271-0233
(Registrant’s telephone number, including area code)

Item 12.                        Results of Operations and Financial Condition.
                On April 20, 2004, Theragenics Corporation® issued a press release regarding its financial results for the quarter ended March 31, 2004. The Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.
                The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Theragenics Corporation®

(Registrant)

Dated: April 23, 2004

By: /s/ M. Christine Jacobs M. Christine Jacobs Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated April 20, 2004 of Theragenics Corporation®.
99.2	Conference Call Script, dated April 20, 2004 of Theragenics Corporation®.